UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2015

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MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

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DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
501 South 5th Street, Richmond, Virginia 23219-0501
(Address of principal executive offices)
(804) 444-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                          Other Events.
On January 26, 2015, MeadWestvaco Corporation, a Delaware corporation ("MeadWestvaco"), and Rock-Tenn Company, a Georgia corporation ("Rock-Tenn"), issued a joint press release announcing the execution of a Business Combination Agreement, dated as of January 25, 2016, by and between MeadWestvaco and Rock-Tenn.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on January 26, 2015, MeadWestvaco and Rock-Tenn provided supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors.  The slides that were made available in connection with the presentation are attached hereto as Exhibits 99.2 and incorporated herein by reference.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. RockTenn and MeadWestvaco caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements regarding the anticipated closing date of the transaction, the ability to obtain regulatory and shareholder approvals and satisfy the other conditions to the closing of the transaction, the successful closing of the transaction and the integration of RockTenn and MeadWestvaco as well as opportunities for operational improvement including but not limited to cost reduction and capital investment, the strategic opportunity and perceived value to RockTenn's and MeadWestvaco's respective shareholders of the transaction, the transaction's impact on, among other things, the combined company's prospective business mix, margins, transitional costs and integration to achieve the synergies and the timing of such costs and synergies and earnings. With respect to these statements, RockTenn and MeadWestvaco have made assumptions regarding, among other things, whether and when the proposed transaction will be approved; whether and when the proposed transaction will close; the results and impacts of the proposed transaction; whether and when the spin-off of MeadWestvaco Specialty Chemicals will occur; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in RockTenn and MeadWestvaco's businesses and possible adverse actions of their respective customers, competitors and suppliers. Further, RockTenn and MeadWestvaco's businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in RockTenn's and MeadWestvaco's filings with the Securities and Exchange Commission, including under the caption "Business – Forward-Looking Information" and "Risk Factors" in RockTenn's Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and "Management's discussion and analysis of financial condition and results of operations – Forward-looking Statements" and "Risk factors" in MeadWestvaco's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The information contained herein speaks as of the date hereof and neither RockTenn nor MeadWestvaco have or undertake any obligation to update or revise their forward-looking statements, whether as a result of new information, future events or otherwise.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction involving MeadWestvaco and RockTenn will be submitted to the respective shareholders of MeadWestvaco and RockTenn for their consideration.  In connection with the proposed transaction, MeadWestvaco and RockTenn will cause the newly formed company to file with the SEC a registration statement on Form S-4 (the "Registration Statement"), which will include a prospectus with respect to the shares to be issued in the proposed transaction and a preliminary and definitive joint proxy statement for the shareholders of MeadWestvaco and RockTenn (the "Joint Proxy Statement") and each of MeadWestvaco and RockTenn will mail the Joint Proxy Statement to their respective shareholders and file other documents regarding the proposed transaction with the SEC.  The definitive Registration Statement and the Joint Proxy Statement will contain important information about the proposed transaction and related matters.  SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT CAREFULLY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The Registration Statement, the Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by MeadWestvaco or RockTenn with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov.  In addition, security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement from RockTenn by going to its investor relations page on its corporate web site at http://ir.rocktenn.com and from MeadWestvaco on its corporate website at www.mwv.com.

PARTICIPANTS IN THE SOLICITATION

MeadWestvaco, RockTenn, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information about RockTenn's directors and executive officers is set forth in its definitive proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on December 19, 2014, and information about MeadWestvaco's directors and executive officers is set forth in its definitive proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2014.  These documents are available free of charge from the sources indicated above, from RockTenn by going to its investor relations page on its corporate website at http://ir.rocktenn.com and from MeadWestvaco on its website at www.mwv.com.

Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the Registration Statement, the Joint Proxy Statement and other relevant materials RockTenn and MeadWestvaco intend to file with the SEC.
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ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 26, 2015

99.2	Investor Presentation, dated January 26, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2015                                                                                                                           MEADWESTVACO CORPORATION

By: /s/John J. Carrara
Name: John J. Carrara Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 26, 2015

99.2	Investor Presentation, dated January 26, 2015